UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 15, 2023

MANGOCEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-41615	87-3841292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15110 N. Dallas Parkway, Suite 600 Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 242-9619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MGRX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On December 15, 2023, Mangoceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Boustead Securities, LLC, as representative (the “Representative”) of the underwriters named on Schedule 1 thereto (the “Underwriters”), relating to a public offering of the Company’s common stock (the “Offering”). Pursuant to the Underwriting Agreement, the Company sold 4,000,000 shares of its common stock to the Underwriters at a purchase price to the public of $0.30 per share and also granted to the Underwriters a 45-day option to purchase up to 600,000 additional shares of its common stock, solely to cover over-allotments, if any, at the public offering price less the underwriting discounts, pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-266423) (the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”).

The Offering closed on December 19, 2023. As a result, the Company sold 4,000,000 shares of its common stock for total gross proceeds of $1.2 million.

The net proceeds to the Company from the Offering, after deducting the underwriting discounts and commissions and offering expenses, were approximately $1.0 million. The Company intends to use the net proceeds from the Offering to finance the marketing and operational expenses associated with the planned marketing of its Mango ED and GROW hair growth products, to hire additional personnel to build organizational talent, to develop and maintain software, and for working capital and other general corporate purposes.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make because of any of those liabilities.

We and our directors, executive officers, and shareholders holding 5% or more of our outstanding common stock previously agreed, in connection with our initial public offering (“IPO”), subject to certain exceptions and without the approval of the Representative, not to offer, issue, sell, contract to sell, encumber, grant any option for the sale of or otherwise dispose of any of our securities until March 20, 2024, and any directors or officers who did not enter into a lock-up agreement in connection with our IPO has entered into a lock-up agreement, agreeing to not to offer, issue, sell, contract to sell, encumber, grant any option for the sale of or otherwise dispose of any of our securities for a period of 90 days after December 14, 2023.

The foregoing summary of the terms and conditions of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is incorporated herein by reference.

Representative’s Warrant

On December 19, 2023, pursuant to the Underwriting Agreement, the Company issued a common stock purchase warrant to the Representative for the purchase of 280,000 shares of its common stock at an exercise price of $0.38, subject to adjustments (the “Warrant”). The Warrant is exercisable at any time and from time to time, in whole or in part, until December 14, 2029, and may be exercised on a cashless basis. The Warrant also includes customary anti-dilution provisions and immediate piggyback registration rights with respect to the registration of the shares underlying the Warrant. The Warrant and the shares of common stock underlying the Warrant were registered as a part of the Registration Statement.

The foregoing summary of the terms and conditions of the Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant attached hereto as Exhibit 4.1, which is incorporated herein by reference.

Item 8.01. Other Events.

On December 15, 2023, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

1.1*	Underwriting Agreement, dated December 15, 2023, between Mangoceuticals, Inc. and Boustead Securities, LLC
4.1*	Common Stock Purchase Warrant issued by Mangoceuticals, Inc. to Boustead Securities, LLC on December 19, 2023
99.1*	Press Release of Mangoceuticals, Inc. dated December 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

Forward- Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act, as amended. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond our control, that may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond our control, include the ability of the Company to satisfy certain conditions to closing the Offering on a timely basis or at all, as well as other risks described in the section entitled “Risk Factors” and elsewhere in our Quarterly Report on Form 10-Q filed with the SEC on October 27, 2023 and in our other filings with the SEC, including, without limitation, our reports on Forms 8-K, 10-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANGOCEUTICALS, INC.

Date: December 19, 2023	By:	/s/ Jacob D. Cohen
Jacob D. Cohen
Chief Executive Officer